UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2011 (November 18, 2011)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by Regeneron Pharmaceuticals, Inc. (“Regeneron”) on November 21, 2011 (the “Original Report”). The sole purpose of this report is to submit a corrected version of the press release that was reported in the Original Report.

Item 8.01 Other Events.

     On November 18, 2011, Regeneron issued a press release announcing that the U.S. Food and Drug Administration approved EYLEA™ (aflibercept) Injection for the treatment of patients with neovascular (wet) Age-related Macular Degeneration (AMD). On November 21, 2011, Regeneron issued a corrected press release clarifying a quotation by Jeffrey Heier, M.D. contained in the press release. A copy of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Corrected Press Release Announcing FDA Approval of EYLEA™ (aflibercept) Injection for the Treatment of Wet Age-Related Macular Degeneration, dated November 18, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 22, 2011	REGENERON PHARMACEUTICALS, INC.

		By:	/s/ Joseph J. LaRosa
Name: Joseph J. LaRosa
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Number	Description
99.1	Corrected Press Release Announcing FDA Approval of EYLEA™ (aflibercept) Injection for the Treatment of Wet Age-Related Macular Degeneration, dated November 18, 2011.